SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2004

CORAUTUS GENETICS INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	0-27264	33-0687976
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 Fifth Street, NW

Suite 313

Atlanta, Georgia 30308

(Address of principal executive offices, including zip code)

(404) 526-6200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 7.01.	Regulation FD Disclosure

On September 15, 2004, Richard E. Otto, President and CEO of Corautus Genetics Inc., is scheduled to make a presentation at the Roth Capital Partners New York Conference at 8:30 a.m. (EDT). The conference will be held at the St. Regis Hotel in New York, New York on September 13-15, 2004. A copy of the slides Mr. Otto will use during the presentation is furnished herewith as Exhibit 99.1.

Mr. Otto will discuss Corautus’ recently initiated GENASIS Phase IIb clinical trial for severe cardiovascular disease, present Corautus’ broadly enabling technology platform, and review additional development activities and Corautus’ overall business strategy.

A live webcast of the presentation can be accessed by logging onto http://www.wsw.com/webcast/roth4/caq, and a replay will be available for 60 days following the conference.

Item 9.01.	Financial Statements and Exhibits

The following exhibit is furnished with this report.

Exhibit No.		Description
99.1	–	Presentation made at the Roth Capital Partners New York Conference on September 15, 2004 at 8:30 a.m. (EDT).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORAUTUS GENETICS INC.
(Registrant)

Date: September 15, 2004	/s/ Jack W. Callicutt
Jack W. Callicutt Vice President - Finance and Administration Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.		Description
99.1	–	Presentation made at the Roth Capital Partners New York Conference on September 15, 2004 at 8:30 a.m. (EDT).